UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2021

Veoneer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38471	82-3720890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Klarabergsviadukten 70, Section C, 6th Floor SE-111 64
Box 13089, SE-10302
Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 527 762 00
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	VNE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Veoneer, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 10, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon recommendation of the Board of Directors of the Company, approved and adopted the Veoneer, Inc. 2021 Stock Incentive Plan (the “Incentive Plan”).

A summary of the Incentive Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 29, 2021 (the “2021 Proxy Statement”). The information included herein relating to the Incentive Plan is qualified in its entirety by reference to the actual terms of the Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on May 10, 2021, a total of 71,112,062 shares were represented in person or by valid proxy. The proposals presented at the Annual Meeting are described in detail in the 2021 Proxy Statement. At the Annual Meeting, the Company’s stockholders took the following actions:

Proposal 1: Election of Directors

Robert W. Alspaugh, Jan Carlson and James R. Ringler were each re-elected to the Company’s Board of Directors (the “Board”) for a three-year term until the 2024 annual meeting of stockholders. The votes cast were as follows:

Robert W. Alspaugh: 69,790,523 votes for, 37,895 votes against, 17,438 abstentions and 1,266,206 broker non-votes.

Jan Carlson: 55,796,653 votes for, 6,881,011 votes against, 7,168,192 abstentions and 1,266,206 broker non-votes.

James R. Ringler: 68,964,431 votes for, 865,246 votes against, 16,179 abstentions and 1,266,206 broker non-votes.

Proposal 2: Advisory Vote to Approve Executive Compensation

Stockholders of the Company approved, on a non-binding, advisory basis, a resolution approving the compensation of the Company’s named executive officers for fiscal year 2020. The votes cast were as follows:

52,748,285 votes for, 17,050,088 votes against, 47,483 abstentions and 1,266,206 broker non-votes.

Proposal 3: Approval of the Veoneer, Inc. 2021 Stock Incentive Plan

Stockholders of the Company approved the Veoneer, Inc. 2021 Stock Incentive Plan. The votes cast were as follows:

53,674,950 votes for, 16,131,810 votes against, 39,096 abstentions and 1,266,206 broker non-votes.

Proposal 4: Ratification of Appointment of Independent Auditors

Stockholders of the Company ratified the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021. The votes cast were as follows:

71,076,587 votes for, 16,661 votes against, 18,814 abstentions and 0 broker non-votes.

A copy of the press release dated May 10, 2021 regarding the results of the Annual Meeting is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) EXHIBITS

10.1	Veoneer, Inc. 2021 Stock Incentive Plan, incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 29, 2021.
99.1	Press Release of Veoneer, Inc. dated May 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1	Veoneer, Inc. 2021 Stock Incentive Plan, incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 29, 2021.
99.1	Press Release of Veoneer, Inc. dated May 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEONEER, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Executive Vice President, Legal Affairs, General Counsel and Secretary

Date:  May 12, 2021